UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2020 (March 23, 2020)

THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio			001-09518	34-0963169
(State or other jurisdiction of incorporation)			(Commission File Number)	(IRS Employer Identification No.)

6300 Wilson Mills Road,	Mayfield Village,	Ohio		44143
(Address of principal executive offices)				(Zip Code)
Registrant’s telephone number, including area code (440) 461-5000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 Par Value	PGR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On March 23, 2020, the Compensation Committee of the Board of Directors approved awards of restricted stock units to the company’s named executive officers and certain other senior employees of the company, under The Progressive Corporation 2015 Equity Incentive Plan. Consistent with prior years, the awards granted to named executive officers were a combination of time-based restricted stock unit awards and performance-based restricted stock unit awards.  No significant changes were made to the terms of these awards, compared to similar awards described in the company’s proxy statement dated March 29, 2019, except that with respect to time-based restricted stock unit awards granted to a named executive officer who is eligible for a qualified retirement will now vest with respect to 50% of the unvested award when the executive retires.  Under past time-based restricted stock awards, the executive vested with respect to 50% of unvested awards when the executive reached the age and service requirements for a qualified retirement and vested 50% with respect to future awards shortly after the award was granted.

The form of award agreements for the March 2020 restricted stock unit awards are attached hereto as exhibits.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

See exhibit index on page 4.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	March 26, 2020
THE PROGRESSIVE CORPORATION

By: /s/ Mariann Wojtkun Marshall
Name: Mariann Wojtkun Marshall
Title: Vice President and Chief Accounting Officer

EXHIBIT INDEX

Exhibit No. Under Reg. S-K Item 601	Form 8-K Exhibit No.	Description
10	10.1	Form of Restricted Stock Unit Award Agreement for 2020 Time-Based Awards (Executive Officers) under The Progressive Corporation 2015 Equity Incentive Plan (for 2020)
10	10.2	Form of Restricted Stock Unit Award Agreement for 2020 Time-Based Awards under The Progressive Corporation 2015 Equity Incentive Plan (for 2020)
10	10.3	Form of Restricted Stock Unit Award Agreement for 2020 Performance-Based Awards (Performance Versus Market) under The Progressive Corporation 2015 Equity Incentive Plan (for 2020)
10	10.4	Form of Restricted Stock Unit Award Agreement for 2020 Performance-Based Awards (Investment Results) under The Progressive Corporation 2015 Equity Incentive Plan (for 2020)
104	104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).